MUTUAL FUND SERIES TRUST

Catalyst/Lyons Hedged Premium Return Fund
Class A: CLPAX Class C: CLPCX Class I: CLPFX

December 22, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated November 1, 2016.

______________________________________________________________________________

The Fund will not be liquidated on December 28, 2016 and Supplement to the Prospectus and Summary Prospectus dated November 17, 2016 describing the liquidation is no longer applicable.

Effective on or about February 26, 2017, the Fund’s investment objective will change to the following:

The Fund’s investment objective is capital appreciation and the preservation of capital.

Each of the changes set forth below will become effective on or about December 28, 2016.

1) The name of the Fund will be changed to Catalyst Exceed Defined Risk Fund.

2) The first paragraph under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary – Principal Investment Strategies” and under the section of the Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks” is replaced in its entirety with the following paragraph:

The Fund seeks to achieve its investment objectives by employing a value-based equity investment methodology, and by using options to reduce downside volatility and to potentially hedge against a portion of downside risk. The Fund invests in a concentrated portfolio of approximately 30 stocks while also buying and selling call and put options on broad-based market indices. The Fund may also buy and sell options on underlying stocks, sectors and industries representative of Fund’s portfolio composition, and/or other types of indices in an effort to reduce volatility, generate premium income and hedge against downside risk. Although the Fund intends to invest most of its assets in equity related securities, the Fund will hold, directly or indirectly through other investment companies (including exchange traded funds), varying amounts in cash and cash equivalents, and other liquid investments (i.e., investment grade short-term fixed income securities, including U.S. government securities and corporate bonds)depending on market conditions.

3) The following paragraphs are added under the section of the Fund’s Prospectus entitled “Fund Summary – Principal Risks of Investing in the Fund” and Additional Information About the Fund’s Principal Investment Strategy and Related Risks – Principal Investment Risks”.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Underlying Fund Risk. Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

4) Lyons Wealth Management, LLC (“Lyons”) will no longer serves as the sub-advisor of the Fund. Alexander Read, Matthew Ferratusco and Brandon Burns will no longer be Portfolio Managers of the Fund. Accordingly, all references to Lyons and Messrs. Read, Ferratusco and Burns are deleted in their entirety from the Prospectus and Summary Prospectus.

5) Joseph Halpern, Portfolio Manager of Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), will become the Lead Portfolio Manager of the Fund. Michael Schoonover, Portfolio Manager of the Advisor will continue to serve as a Portfolio Manager of the Fund. Accordingly, the information below replaces the information contained under the section of the Fund’s Prospectus and Summary Prospectus entitled “Fund Summary – Portfolio Managers:

Portfolio Managers: Joseph Halpern, Portfolio Manager of the Advisor, and Michael Schoonover, Portfolio Manager of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Halpern is the Lead Portfolio Manager of the Fund and

has served the Fund in this capacity since December 2016. Mr. Schoonover has served the Fund as a Portfolio Manager since May 2015.

6) The following information replaces the information contained under the section of the Fund’s Prospectus entitled “Management of the Fund – Portfolio Managers: Hedged Premium Return Fund.

Portfolio Managers: Catalyst Exceed Defined Risk Fund

Joseph Halpern and Michael Schoonover are primarily responsible for the day-to-day management of the Hedged Premium Return Fund’s portfolio. Mr Halpern serves as the Lead Portfolio Manager of the Fund.

Joseph Halpern – Portfolio Manager of Catalyst

Mr. Halpern has served as a portfolio manager of Catalyst since December 2016. He is also a founding partner of Exceed Investments, LLC since 2013. From 2010 to founding Exceed Investments, LLC in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. Prior to joining Lamco, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets, a global financial institution, where he worked from 2007 to 2010. Prior to joining ING, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing independent research to institutional clients. From 1996 to 2002, Mr. Halpern was at Letco Specialists, since acquired by TD Securities, where he began his career as a derivatives trader and became the youngest partner.

Michael Schoonover - Portfolio Manager of Catalyst

Mr. Schoonover has served as a portfolio manager of Catalyst since November 2013. He has served as a portfolio manager of the Hedged Premium Return Fund since May 2015. Mr. Schoonover began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst/Lyons Hedged Premium Return Fund

Class A: CLPAX Class C: CLPCX Class I: CLPFX

December 22, 2016

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Catalyst/Lyons Hedged Premium Return Fund (the “Fund”), dated November 1, 2016.

______________________________________________________________________________

Effective on or about December 28, 2016, the name of the Fund will be changed to Catalyst Exceed Defined Risk Fund.

Also effective on or about December 28, 2016, Lyons Wealth Management, LLC (“Lyons Wealth Management”) will no longer serve as the sub-advisor of the Fund. Alexander Read, Brandon Burns and Matthew Ferratusco will no longer be Portfolio Managers of the Fund. Accordingly, all references to Lyons Wealth Management and Messrs. Alexander Read, Brandon Burns and Matthew Ferratusco are hereby deleted from the Statement of Additional Information (“SAI”) in their entirety. Joseph Halpern, Portfolio Manager of the Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), will become the Lead Portfolio Manager of the Fund. Mr. Michael Schoonover will continue to serve as a Portfolio Manager of the Fund.

The following paragraph replaces the paragraph under the section of the Fund’s SAI currently entitled “Portfolio Managers of the Funds – Portfolio Managers - Hedged Premium Return Fund:

Joseph Halpern, Portfolio Manager of the Advisor, and Michael Schoonover, Portfolio Manager of the Advisor, are primarily responsible for the day-to-day management of the Fund. Mr. Halpern is the Lead Portfolio Manager of the Fund and has served the Fund in this capacity since December 2016. Mr. Schoonover has served the Fund as a Portfolio Manager since May 2015. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager. Mr. Halpern’s compensation is based on a percentage of the net profits received by the Advisor for its services under the Fund’s Management Agreement.

The following information is added to the tables contained under “Portfolio Managers of the Funds”:

As of November 30, 2016, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Joseph Halpern are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Joseph Halpern	2	$23.5 million	0	$0	0	$0

The following table shows the dollar range of equity securities of the Funds beneficially owned by Mr. Halpern as of November 30, 2016:

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
Joseph Halpern	Catalyst Exceed Defined Risk Fund	None
Michael Schoonover	Catalyst Exceed Defined Risk Fund	None

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated November 1, 2016, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to the Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.